This is filed pursuant to Rule 497(e).
File Nos. 811-09607 and 333-88517.

FAIRHOLME FUNDS, INC.

Supplement dated October 21, 2009
to the Prospectus of The Fairholme Fund, dated March 17, 2009

At its meeting on October 20, 2009, the Board of Directors of Fairholme Funds, Inc. approved amendments to the minimum investment amounts for investing in The Fairholme Fund.  The following changes to the disclosure contained in the Fund’s prospectus dated March 17, 2009 will become effective on December 1, 2009.

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The following disclosure will replace the disclosure under the sub-section titled “BUYING AND SELLING SHARES OF THE FUND - INVESTING IN THE FUND - Minimum Investment Amounts”:

Minimum Investment Amounts

Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment To Open Account*	Minimum Subsequent Investments
Regular IRAs	$10,000 $10,000	$1,000 $1,000
*	Depending upon the type of account, the minimum investment amount may be reduced to the maximum investment amount permitted by law for the account.

Automatic Investment Plan Members**

Type of Account	Minimum Investment To Open Account*	Minimum Subsequent Investments
Regular IRAs	$10,000 $10,000	$250 per month minimum $250 per month minimum
*	Depending upon the type of account, the minimum investment amount may be reduced to the maximum investment amount permitted by law for the account.

**	Shareholders who were AIP members prior to September 1, 2008 may continue to make subsequent investment in the amount of $100 in both Regular and IRA accounts.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.

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